UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2018

ENTRAVISION COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure.

As previously discussed by Entravision Communications Corporation (the “Company”) on its fourth quarter and full year 2017 financial results teleconference on March 14, 2018, the Company is undertaking an extensive review of its business in order to more efficiently align its operations and reduce costs. As part of this cost reduction, the Company has implemented a reduction in force and other discretionary expense cuts. The Company expects to recognize a charge of approximately $750,000 in the second quarter of 2018 for severance costs related to these actions. Additionally, the Company anticipates that these actions will result in approximately $8 million in annualized savings beginning in the second quarter of 2018.

Safe Harbor for Forward-Looking Statements

Information in this Current Report on Form 8-K (this “Report”) regarding the Company’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include statements about our expectations related to future financial performance, including expectations about costs and cost savings related to the reduction in force and other discretionary expense cuts. All forward-looking statements included in this Report are based upon information available to the Company as of the date of this Report, which may change.  These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the risks detailed from time to time in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed on March 30, 2018 and the other reports, registration statements and amendments that we may file from time to time with the SEC and/or make available on our website.  The Company assumes no obligation to, and does not intend to, update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS
CORPORATION

Date: April 11, 2018
	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer